WARRANTS	12 Months Ended
Dec. 31, 2012
WARRANTS
WARRANTS

15. WARRANTS

In December 2005, in conjunction with the placement of Series B convertible preferred shares, the Company issued the placement agent with warrants to purchase an aggregate of 196,731 Series B Preferred Shares at an exercise price of US$ 2.24 per share (590,193 Series B Preferred Shares at an exercise price of US$ 0.75 per share, as adjusted for the 1 for 3 share exchange in July 2007). These warrants were to expire upon the earlier of (i) five years after their issuance, or (ii) the initial public offering of the Company’s equity securities. The warrants were initially recorded as a liability based on their estimated fair value. Since July 20, 2007, the Series B convertible preferred shares were no longer redeemable and the warrants were reclassified from a liability to equity, with re-measured fair value amounting to RMB 2,737 (US$ 393) on July 20, 2007. In August 2010, all the 196,731 warrant were exercised at US$ 0.75 to purchase 590,193 ordinary shares on the 1 for 3 share exchange basis.

In July 2011, the Company granted 500,000 warrants to one of the consultants to purchase 500,000 Class A ordinary shares of the Company in exchange for services provided. Compensation cost was recognized based upon the fair value of the grant date. See Note 16 for additional information. In 2012 the consultant joined in the company as senior management, therefore this amount was combined in share-based compensation.